SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

             Current Report Filed Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
              (Date of Earliest Event Reported): September 29,1997


                            THE FOREFRONT GROUP, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                     0-27438                    76-0365256
-------------------------------   -------------------        -------------------
(State or other jurisdiction of    (Commission                (I.R.S. Employer
incorporation or organization)     File Number)              Identification No.)


           1360 Post Oak Boulevard, Suite 2050, Houston, Texas 77056
   ------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (713) 961-1101
             -------------------------------------------------------
              (Registrant's telephone number, including Area Code)


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Item 2.           Acquisition or Disposition of Assets.
     On September 29, 1997, The ForeFront Group, Inc. (the "Company") entered into an Acquisition Agreement (the "Agreement") with LanProfessional Inc., a Canadian corporation located in Ottawa, Canada ("LanTec") and each of its shareholders (the "Shareholders") whereby the Company acquired all of the outstanding shares of capital stock of LanTec, other than certain Exchangeable Shares of LanTec which are exchangeable into the shares of the Company referenced below. The purchase price of the acquisition consisted of (i) 557,413 Exchangeable Shares of LanTec retained by the Shareholders, which are exchangeable for an equivalent number of shares of the Company's Common Stock, of which 81,687 shares are subject to cancellation in the event of certain breaches of representations and covenants by the Shareholders in the Agreement under and pursuant to the terms of an Escrow Agreement between the Company, the Shareholders and Texas Commerce Bank, as Escrow Agent and (ii) cash in the amount of U.S. $1,800,000, of which $50,000 is held in escrow pursuant to the Escrow Agreement for post closing liabilities, and of which an additional $326,726 was held in escrow by McCarthy Tetrault, counsel to the Company, as security for certain post closing obligations of the Shareholders. The purchase price was determined through negotiations between the Company and the Shareholders. In connection with this acquisition, the Company entered into customary employment and non-competition agreements with the two principal shareholders and founders of LanTec.

     LanTec is a developer of computer based training ("CBT")software for information technology professionals, and has developed the ForeFront MCSE Self-Study Course TM, and the ForeFront CNE Self-Study Course TM, programs which provide training for certification to manage MicroSoft Windows NT and Novell Netware, and the ForeFront A+ Certification Self-Study Course TM, a program that provides training for the most recognized certification for personal computer technicians. Prior to the acquisition, each of these products has been published and marketed by the Company on an exclusive basis in the United States pursuant to the Licensing and Distribution Agreement between LanTec and ForeFront Direct, Inc.(the Company's wholly owned direct marketing subsidiary, formerly known as AllMicro, Inc.) dated August 21, 1995. A number of additional CBT products are currently under development and scheduled for release over the next 18 months.

     The shares of ForeFront Common Stock issuable upon exchange of the Exchangeable Shares of LanTec are reserved for issuance by ForeFront and its transfer agent, and will be issued pursuant to available exemptions from registration. Each of the Shareholders has agreed that the Exchangeable Shares of LanTec and the shares of ForeFront which may be acquired in exchange therefor may not be transferred, sold or otherwise distributed for a one year period following the acquisition.

     The Company is not aware of any pre-existing material relationships between
(i) LanTec or its shareholders, on the one hand, and (ii) the Company, any of the Company's affiliates, directors and officers or any associate of such directors and officers on the other hand, other than the above-mentioned Distribution Agreement.

Item 7.           Financial Statements and Exhibits

         (a)      Financial Statements of Business Acquired

                  It is impractical to provide the required financial statements for the acquired business at this time. The required financial statements will be filed within 60 days of the date hereof.





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         (b)      Pro Forma Financial Information

                  It is impractical to provide the required pro forma financial information relative to the acquired business at this time. The required pro forma financial information will be filed within 60 days of the date hereof.

         (c)      Exhibits

         Exhibit
         Number                        Description
         -------                       -----------

         10.1 Acquisition Agreement, dated as of September 29, 1997, between the Company, LanProfessional Inc. and Sunil K. Sethi, Naveen Seth, Sukhdev Walia, Sunita Uppal and Jang Bhadhur Sethi.

         10.2 Escrow Agreement, dated as of September 29, 1997, between the Company, Texas Commerce Bank, N.A. and Sunil K. Sethi, Naveen Seth, Sukhdev Walia, Sunita Uppal and Jang Bhadhur Sethi.

         10.3 Lockup Agreement, dated as of September 29, 1997, between the Company, and Sunil K. Sethi, Naveen Seth, Sukhdev Walia, Sunita Uppal and Jang Bhadhur Sethi.

         10.4 Support Agreement, dated as of September 29, 1997, between the Company and LanProfessional Inc.

         10.5 Exchange Rights Agreement, dated as of September 29, 1997, between the Company, LanProfessional Inc. and Sunil K. Sethi, Naveen Seth, Sukhdev Walia, Sunita Uppal and Jang Bhadhur Sethi.

         10.6 Employment Agreement, dated as of September 29, 1997, between LanProfessional Inc. and Sunil K. Sethi.

         10.7 Additional Escrow Agreement, dated as of September 29, 1997, between the Company, McCarthy Tetrault, Sunil K.
                  Sethi, Naveen Seth, Sukhdev Walia, Sunita Uppal and Jang Bhadhur Sethi.

         10.8 Form of Registration Rights Agreement, attached as Exhibit J to the Acquisition Agreement, between the Company and Sunil K. Sethi, Naveen Seth, Sukhdev Walia, Sunita Uppal and Jang Bhadhur Sethi.

Item 9.             Sales of Equity Securities Pursuant to Regulation S.
     On Septmeber 29, 1997, the Company entered into an Acquisition Agreement with LanProfessional, Inc. ("LanTec") a Canadian corporation, and its five shareholders (the "Shareholders"), none of whom is a resident or citizen of the United States, whereby the Company acquired all of the outstanding shares of capital stock of LanTec, other than certain Exchangeable Shares (described herein), and granted the Shareholders certain rights to exchange the Exchangeable Shares of LanTec for an aggregate of 557,413 shares of Common Stock of the Company. The rights to exchange the Exchangeable Shares of LanTec were granted, and the shares of Common Stock of the Company, when issued and delivered upon exchange of the Exchangeable Shares, will be issued, pursuant to the exemptions from registration provided by Section 4(2) of, and/or Regulation D and/or Regulation S promulgated under, the Securities Act of 1933, as amended. No underwriter was involved in the placement of the securities.

     The Exchangeable Shares of LanTec held by the Shareholders are exchangeable by the Shareholders for shares of Common Stock of the Company at any time prior to September 29, 2002, in their discretion, on a one for one basis. In addition, in the event any dividend is declared by the Company, the holders of the Exchangeable Shares are entitled to receive from LanTec an amount they would have received had they held the shares of ForeFront Common Stock. In addition, the Shareholders are entitled to notice from the Company upon certain corporate events such as a change of control, liquidation, or other reorganization, in order to provide them with an opportunity to exercise their exchange rights and acquire the Common Stock of the Company. Any Exchangeable Shares remaining outstanding on September 29, 2002 will automatically be exchanged into shares of Common Stock of the Company.


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     THE FOREFRONT GROUP, INC.



                                                     /s/ Jeffrey R. Harder
                                                     ---------------------------
                                                     Jeffrey R. Harder
                                                     Vice President and
                                                     General Counsel